As filed with the Securities and Exchange Commission on July 25, 2000
                            Registration No. 33-78230

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               AMENDMENT NO. 1 TO

                                    FORM S-8

                          REGISTRATION STATEMENT UNDER

                           THE SECURITIES ACT OF 1933

                           FLAG FINANCIAL CORPORATION

             (Exact name of Registrant as specified in its charter)

            Georgia                                         58-2094179
--------------------------------------------------------------------------------
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                           Identification No.)

               101 North Greenwood Street, LaGrange, Georgia 30240

              (Address of principal executive offices and zip code)

          FLAG FINANCIAL CORPORATION 1994 Employee Stock Incentive Plan FLAG FINANCIAL CORPORATION 1994 Directors Stock Incentive Plan

                            (Full Title of the Plan)
                            ------------------------

                              Lynn M. Sumlin, Esq.
                     Powell, Goldstein, Frazer & Murphy LLP
                     191 Peachtree Street, N.E., 16th Floor
                             Atlanta, Georgia 30303
                             ----------------------

                     (Name and address of agent for service)

                                 (404) 572-4514
        ----------------------------------------------------------------
          (Telephone number, including area code, of agent for service)

                                    Copy to:
                                   Ricky Smith
                           FLAG Financial Corporation
                           101 North Greenwood Street
                             LaGrange, Georgia 30240
                                 (706) 845-5111

                         CALCULATION OF REGISTRATION FEE

----------------------- --------------- -------------------- ------------------- ---------------
                                           Proposed Maximum   Proposed Maximum     Amount of
   Title of Securities   Amount to be       Offering Price   Aggregate Offering  Registration
    to be Registered      Registered           Per Share            Price             Fee

----------------------- --------------- -------------------- ------------------- ---------------
     Common Stock,        628,126(1)
    $1.00 par value         Shares            $[4.75](2)       $[2,983,599](3)      $[788]

----------------------- --------------- -------------------- ------------------- ---------------


(1) This is an amendment to the Registration Statement on Form S-8 dated April 25, 1994 (Registration No. 33-78230). The purpose of this Amendment is to register 628,126 additional shares of Registrant's common stock that may be acquired pursuant to options granted under the FLAG Financial Corporation 1994 Employee Stock Incentive Plan and 16,001 shares of the Registrant's common stock that may be acquired pursuant to options granted under the FLAG Financial Corporation 1994 Directors Stock Incentive Plan. The Registration Statement also covers such indeterminable number of additional shares as may become issuable to prevent dilution in the event of a stock split, stock dividend, reclassification or other similar transaction pursuant to the terms of the Plan:

(2) The average of the high and low prices of the Registrant's Common Stock as reported by the Nasdaq National Market for July 21, 2000.

(3) The aggregate offering price is calculated solely for the purpose of determining the registration fee pursuant to Rule 457(h)(1) under the Securities Act of 1933, as amended.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS


     The documents containing the information specified in Part I of the Instructions to the Registration Statement on Form S-8 will be sent or given to participants in the Plans as required by Rule 428(b)(1) promulgated under the Securities Act of 1933, as amended (the "Securities Act").

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. Incorporation of Documents by Reference.

     The following documents filed with the Securities and Exchange Commission (the "Commission") are incorporated herein by reference:

     (1) The Registrant's Registration Statement on Form S-8 filed on April 25, 1994;

     (2) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1999;

     (3) The Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2000;

     (4) The description of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form 8-A as declared effective by the Securities and Exchange Commission on March 1, 1994.

     All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment that indicates that all securities offered hereby have been sold or that deregisters all such securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

Item 6. Indemnification of Directors and Officers.

     The FLAG Articles and Bylaws generally provide that any director who is deemed eligible will be indemnified against liability and other expenses incurred in a proceeding in which the director was made a party by reason of the fact he is or was a director, to the fullest extent authorized by the Georgia Business Corporation Code; provided, however, that FLAG will not indemnify any director for any liability or expenses incurred by such director (i) for any appropriation, in violation of his duties, of any business opportunity of FLAG;
(ii) for any acts or omissions which involve intentional misconduct or a knowing violation of law; (iii) for the types of liability set forth in Section 14-2-832 of the Georgia Business Corporation Code or successor provisions; or (iv) for any transaction from which the director derives an improper personal benefit. FLAG's Articles and Bylaws provide for the advancement of expenses to its directors at the outset of a proceeding, upon the receipt from such director of the written affirmation and repayment promise required by Section 14-2-856 of the Georgia Business Corporation Code, the purchase of insurance by FLAG against any liability of the director arising from his duties and actions as a director, the survival of such indemnification to the director's heirs, executors and administrators, and the limitation of the directors' liability to the corporation (except under the four situations described above). The indemnification provisions are non-exclusive, and shall not impair any other rights to which those seeking indemnification or advancement of expenses may be entitled. The FLAG Bylaws also provide for a similar amount of indemnification for the officers of FLAG. In the Bylaws of FLAG, shareholders are entitled to notification of any indemnification paid to the directors. The Georgia Business Corporation Code's provisions for indemnification are summarized below.

     Section 14-2-851 of the Georgia Business Corporation Code empowers a corporation to indemnify any person who was or is a party to any proceeding by reason of the fact that he is or was a director of the corporation or is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another domestic or foreign corporation, partnership, joint venture, trust, employee benefit plan, or other entity against liability incurred in connection with such proceeding, if he: (i) conducted himself in good faith; and (ii) reasonably believed (a) in the case of conduct in his official capacity, that such conduct was in the best interests of the corporation, (b) in all other cases, that such conduct was at least not opposed to the best interests of the corporation (for example, this Section states that a director's conduct with respect to an employee benefit plan for a purpose he believed in good faith to be in the interests of the participants in and beneficiaries of the plan is conduct that satisfies this requirement), and
(c) in the case of any criminal proceeding, that he had no reasonable cause to believe his conduct was unlawful. This Section further provides that the termination of proceeding by judgment, order, settlement, or conviction or upon a plea of nolo contendere or its equivalent is not, of itself, determinative that the director did not meet the standards of conduct described above. This Section also provides that a corporation is not permitted to indemnify any director of the corporation under this Section in connection with a proceeding by or in the right of the corporation (except for reasonable expenses incurred in connection with the proceeding if it is determined that the director has met the standards of conduct as outlined in this Section), nor may a corporation indemnify a director under this Section in connection with any proceeding with respect to conduct for which he or she was adjudged liable on the basis that improper personal benefit was received by him (whether or not the conduct involved action in his official capacity).

     Section 14-2-852 requires a corporation to indemnify a director against reasonable expenses incurred by the director in connection with any proceeding to which he was a party because he was a director of the corporation where the director is wholly successful, on the merits or otherwise, in the defense of such proceeding.

     Section 14-2-853 empowers a corporation to advance funds to a director, before the final disposition of a proceeding to which he was a party because he was a director of the corporation, in order to pay for or reimburse the reasonable expenses incurred by the director if the director delivers to the corporation a written affirmation to the corporation of his belief that he has satisfied the relevant standard of conduct described in Section 14-2-851 (or that the proceeding involves conduct for which a director's liability has been eliminated under the corporation's articles of incorporation), and a written undertaking by the director to repay any funds so advanced (which must be an unlimited general obligation of the director, but which need not be secured, and which may be accepted by the corporation without reference to the financial ability of the director to repay the advancement) if it is ultimately determined that the director is not entitled to indemnification under the provisions of the

Georgia Business Corporation Code. This Section further provides that any advancement of expenses to be made pursuant to this Section must be authorized
(i) by the Board of Directors: (a) when there are two or more disinterested directors, by a majority vote of all the disinterested directors (a majority of whom will constitute a quorum for such purposes) or by a majority of the members of a committee consisting of two or more disinterested directors who are appointed by such a vote; or (b) if there are fewer than two disinterested directors, by majority vote of a quorum of the Board of Directors, in which authorization the directors who do not qualify as disinterested directors may take part; or (ii) by the shareholders of the corporation, but no shares owned by a director who does not qualify as a disinterested director may be voted on the authorization.

     Section 14-2-854 provides that a director who is a party to a proceeding by virtue of the fact that he is a director may apply to the court conducting the proceeding or another court of competent jurisdiction for indemnification or the advancement of expenses. Once a court receives such an application, and after the court gives any notice which it deems necessary, the court considering the application must order indemnification or advance for expenses (i) if the court determines that the director is entitled to such indemnification, or (ii) if the court determines that, taking into account all of the relevant circumstances, it is fair and reasonable to indemnify the director or to advance expenses to the director, even if the director failed to satisfy the standards of conduct set forth in Section 14-2-851, failed to comply with the requirements of Section 14-2-853, or was adjudged liable in any proceeding by or in right of the corporation or any proceeding initiated on the basis that improper personal benefit was received by the director (provided that, if the director is adjudged so liable, the indemnification must be limited to the reasonable expenses incurred by the director in connection with such proceeding). In addition,
Section 14-2-851 states that, if the court determines that the director is entitled to indemnification or advance for expenses, the court may also direct the corporation to pay the director's reasonable expenses incurred in connection with obtaining such court-ordered indemnification or advance for expenses.

     Section 14-2-855 states that a corporation may not indemnify a director under Section 14-2-851 unless such indemnification is authorized thereunder and a determination is made that the indemnification of the director in a particular proceeding is permissible due to the fact that the director has satisfied the relevant standard of conduct set forth in Section 14-2-851. Such a determination must be made: (i) if there are two or more disinterested directors, by the board of directors by a majority vote of all such disinterested directors (a majority of whom constitutes a quorum for such purposes) or by a majority of the members of a committee of two or more disinterested directors appointed by such a vote;
(ii) by special legal counsel selected in the manner described in (i) above, or, if there are fewer than two disinterested directors, selected by the board of directors (including the directors who are not considered disinterested directors); or (iii) by the shareholders of the corporation, but no shares owned by a director who does not qualify as a disinterested director may be voted on the determination. The authorization of indemnification and evaluation as to the reasonableness of the expenses involved with such indemnification must be obtained in the same manner as the determination that indemnification is permissible (as described above), except that, if there are fewer than two disinterested directors, or the determination as to the permissibility of the indemnification is made by special legal counsel, then the authorization of such indemnification and the evaluation as to the reasonableness of the expenses involved must be made by the board of directors (in which authorization and evaluation directors who do not qualify as disinterested directors may participate).

     Section 14-2-856 states that, if authorized by the corporation's articles of incorporation or a bylaw, contract, or resolution approved or ratified by the shareholders by a majority of the votes entitled to be cast, a corporation will be permitted to indemnify a director made a party to a proceeding (including a proceeding brought by or in right of the corporation), without regard to the other limitations on indemnification contained within Title 14, Chapter 2,
Article 8, Part 5 of the Georgia Business Corporation Code, but any director, who at the time does not qualify as a disinterested director with respect to an existing or threatened proceeding that would be covered by such authorization, will not be permitted to vote the shares owned or voted under the control of such director with respect to such authorization. However, Section 14-2-856 further states that no corporation may indemnify a director under Section 14-2-856 for any liability incurred in a proceeding in which the director is adjudged liable to the corporation (or is subjected to injunctive relief in favor of the corporation): (i) for any appropriation, in violation of his duties, of any business opportunity of the corporation; (ii) for any acts or omissions involving intentional misconduct or a knowing violation of law; (iii) for the types of liability set forth in Section 14-2-832 of the Georgia Business Corporation Code (relating to unlawful distributions); or (iv) for any transaction from which he received an improper personal benefit. Where approved or authorized in the manner described above, a corporation may advance or reimburse expenses incurred by the director in advance of final disposition of the proceeding only if the director delivers a written affirmation to the corporation which indicates his good faith belief that his conduct does not fall within any of the four categories of conduct listed above, and a written undertaking by the director (executed personally or on his behalf) to repay any advances made to him by the corporation if it is ultimately determined that the director is not entitled to indemnification under this Section.

     Section 14-2-857 provides that a corporation may indemnify and advance expenses to an officer of the corporation who is made a party to a proceeding by virtue of his status as an officer of the corporation. A corporation's officers may be indemnified to the same extent as the corporation's directors (as discussed above), and any officer who is not also a director (or who was made a party to a proceeding solely due to an act or omission committed in his role as an officer) may be indemnified to any further extent as provided in the articles of incorporation, the bylaws, a resolution of the board of directors, or contract except for liability arising out of conduct which constitutes: (i) an appropriation, in violation of his duties as an officer, of any business opportunity of the corporation; (ii) any acts or omissions which involve intentional misconduct or a knowing violation of law; (iii) the types of liability set forth in Section 14-2-832; or (iv) the receipt of an improper personal benefit. In addition, this Section provides that a corporation may indemnify and advance expenses to its employees or agents (who are not also directors) to the extent provided in the corporation's articles of incorporation, bylaws, general or specific action of its board of directors, or contract (so long as such indemnification or advancement of expenses is consistent with public policy).

     Section 14-2-858 provides that the corporation is empowered to purchase and maintain insurance on behalf of any person who is a director, officer, employee, or agent of the corporation or who, while a director, officer, employee or agent of the corporation serves at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another domestic or foreign corporation, partnership, joint venture, trust, employee benefit plan, or other entity against any liability asserted against him or incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him or advance expenses against such liability under the provisions of Title 14, Chapter 2, Article 8, Part 5 of the Georgia Business Corporation Code.

The Registrant maintains an insurance policy insuring the Registrant and directors and officers of the Registrant against certain liabilities, including liabilities under the Securities Act of 1933.

Item 8. Exhibits.

     The following exhibits are filed with or incorporated by reference into this Registration Statement pursuant to Item 601 of Regulation S-K:

Exhibit
  No.                             Description
 ---                              -----------

5.1 Opinion of Powell, Goldstein, Frazer & Murphy LLP with respect to the securities being registered, including consent.

23.1 Consent of counsel (included in Exhibit 5.1).

23.2 Consent of Porter Keadle Moore LLP, independent accountants.

24.1 Power of Attorney (see signature pages to this Registration Statement).

99.1 FLAG Financial Corporation 1994 Employee Stock Incentive Plan (incorporated by reference from Exhibit 10.6 to FLAG Financial Corporation's Annual Report on Form 10-K for the year ended December 31, 1993).

99.2 FLAG Financial Corporation 1994 Director Stock Incentive Plan (incorporated by reference from Exhibit 10.7 to FLAG Financial Corporation's Annual Report on Form 10-K for the year ended December 31, 1993).

Item 9. Undertakings.

     (a) The undersigned Registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

          (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

          (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

          (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3 or Form S-8 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

     (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (h) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized,in the City of Stockbridge, State of Georgia, on this the 20th day of July, 2000.

                                       FLAG FINANCIAL CORPORATION


                                       By: /s/ J. Daniel Speight, Jr.
                                          ---------------------------
                                             J. Daniel Speight, Jr.
                                             President and Chief Executive
                                             Officer


                                POWER OF ATTORNEY
                                -----------------

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of J. Daniel Speight, Jr. and John S. Holle as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing required or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or their substitutes, could lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities indicated and on the dates indicated.

        Signature                        Title                  Date
        ---------                        -----                  ----



 /s/ Dr. A. Glenn Bailey                Director            July 20, 2000
---------------------------
Dr. A. Glenn Bailey

       Signature                        Title                  Date
       ---------                        -----                  ----



 /s/ H. Speer Burdette, III            Director            July 20, 2000
---------------------------
H. Speer Burdette, III



 /s/ Robert G. Cochran                 Director            July 20, 2000
---------------------------
Robert G. Cochran



 /s/ Patti S. Davis                    Director            July 20, 2000
---------------------------
Patti S. Davis



 /s/ Fred A. Durand, III               Director            July 20, 2000
---------------------------
Fred A. Durand, III



 /s/ John R. Hines, Jr.                Director            July 20, 2000
---------------------------
John R. Hines, Jr.



/s/ John S. Holle                      Director            July 20, 2000
---------------------------
John S. Holle



/s/ James W. Johnson                   Director            July 20, 2000
---------------------------
James W. Johnson



/s/ Kelly R. Linch                     Director            July 20, 2000
---------------------------
Kelly R. Linch



                                       Director
---------------------------
Preston Martin

       Signature                        Title                  Date
       ---------                        -----                  ----



/s/ J. Daniel Speight, Jr.              Director            July 20, 2000
---------------------------
J. Daniel Speight, Jr.



                                        Director
---------------------------
John W. Stewart, Jr.



/s/ Robert W. Walters                   Director            July 20, 2000
---------------------------
Robert W. Walters

                                  EXHIBIT INDEX

    Exhibit
     No.                      Description
     ---                      -----------

     5.1 Opinion of Powell, Goldstein, Frazer & Murphy LLP with respect to the securities being registered, including consent.

     23.1 Consent of counsel (included in Exhibit 5.1).

     23.2 Consent of Porter Keadle Moore LLP, independent accountants.

     24.1 Power  of  Attorney  (see   signature   pages  to  this   Registration
          Statement).

     99.1 FLAG Financial Corporation 1994 Employee Stock Incentive Plan (incorporated by reference from Exhibit 10.6 to FLAG Financial Corporation's Annual Report on Form 10-K for the year ended December 31, 1993).

     99.2 FLAG Financial Corporation 1994 Director Stock Incentive Plan (incorporated by reference from Exhibit 10.7 to FLAG Financial Corporation's Annual Report on Form 10-K for the year ended December 31, 1993).